Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated July  31, 2016, and as currently filed with the U.S. Securities and Exchange Commission, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.weitzinvestments.com/literature_and_forms/prospectuses.fs. You can also get this information at no cost by calling 800-304-9745 or by sending an e-mail request to clientservices@weitzinvestments.com.
Investment Objective
The investment objective of the Fund is capital appreciation.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management fees	1.00%
Distribution (12b-1) fees	None
Other expenses	0.62
Acquired fund fees and expenses(1)	0.02
Total annual fund operating expenses	1.64%
Fee waiver and/or expense reimbursement(2)	(0.72)
Total annual fund operating expenses after fee waiver
and/or expense reimbursement	0.92%

(1) The Fund has invested a portion of its temporary cash reserves in one or more money market funds (“acquired funds”). The Fund indirectly incurs fees and expenses as a result of its investment in shares of acquired funds. The total annual fund operating expense ratio for the Fund does not correlate to the ratio of expenses to average net assets shown in the Financial Highlights contained in the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
(2) The investment adviser has agreed in writing to limit the total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2017. This agreement may only be terminated by the Board of Trustees of the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year. The example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$94	$447	$824	$1,883

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73% of the average value of the portfolio.
Principal Investment Strategies
The Fund’s investment strategy (which we call “value investing”) is based on our belief that stock prices fluctuate around the true value of a company. The Fund is a “multi-cap” fund and may invest in securities of any market capitalization. The Fund may invest in securities issued by non-U.S. companies, which securities may be denominated in U.S. dollars or foreign currencies. As part of the Fund’s strategy, the Fund may concentrate its investments in securities of relatively few issuers and is considered to be a “non-diversified” fund.

We seek to identify the securities of growing, well-managed businesses of any size which have honest, competent management. We then estimate the price that an informed, rational buyer would pay for 100% of the business (i.e., the private market value). At the heart of the process is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future. The valuation may focus on asset values, earnings power and the intangible value of a company’s “franchise” in its market or a combination of these variables, depending on the nature of the business.
The Fund then tries to buy shares of the company’s stock at a significant discount to this “private market value.” We invest with a multiple-year time horizon. The Fund anticipates that the stock price will rise as the value of the business grows and as the valuation discount narrows. Ideally the business value grows commensurate with the stock price, and the stock continues to trade at a discount for long periods of time. We generally will sell these stocks as they approach or exceed our estimate of private market value.
We do not try to “time” the market. However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. Government securities or government money market fund shares. In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.
Portfolio securities are selected by the members of the research team of the Fund’s investment adviser, Weitz Investment Management, Inc. (“Weitz Inc.”). Each Co-Manager is assigned a portion of the Fund’s assets and is responsible for selecting investments within that portion of the Fund. Allocations among market sectors and companies are made within the parameters established by the Fund’s investment objectives, strategies and restrictions.
Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:
• Market Risk As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors. You may lose money if you invest in the Fund.
• Investment in Undervalued Securities Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. Therefore, investors should purchase shares of the Fund only if they intend to be patient, long-term investors.
• Non-diversified Risk Because the Fund is non-diversified, the Fund may have larger positions in fewer companies or industries than a diversified fund. A non-diversified portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.
• Larger Company Risk Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and their stocks may suffer sharper price declines if earnings disappointments occur.
• Medium Company Risk Securities of medium capitalization companies may be subject to greater price volatility and lower trading volumes than securities of larger companies. Because these companies frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.
• Smaller Company Risk Smaller capitalization companies may not have the size, resources or other assets of larger capitalization companies. The prices of such issuers can fluctuate more than the stocks of larger companies and they may not necessarily correspond to changes in the stock market in general.
• Non-U.S. Securities Risk The Fund may invest in securities issued by non-U.S. issuers, which securities may be denominated in U.S. dollars or foreign currencies. Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.
Weitz Funds - Research Fund

WEITZINVESTMENTS.COM
• Failure to Meet Investment Objective There can be no assurance that the Fund will meet its investment objective.
Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.
Performance
The following chart and table provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of relevant market indexes. The Standard & Poor’s 500 Index, the Fund’s primary benchmark, is generally representative of the market for the stocks of large-size U.S. companies. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies. All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes. Updated performance information is available at weitzinvestments.com or by calling us toll-free at 800-304-9745.
As of December 31, 2010, the Fund succeeded to substantially all of the assets of Weitz Research Fund L.P. (the “Research Partnership”), which commenced operations on April 1, 2005. The Fund’s investment objectives, policies and restrictions are materially equivalent to those of the Research Partnership and the Research Partnership was managed at all times with full investment authority by Weitz Inc. During this period, the Research Partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 or the Internal Revenue Code which, if applicable, might have adversely affected the performance of the Research Partnership.
Calendar Year Total Returns
The Fund’s year-to-date return for the six months ended June 30, 2016 was 3.19%.
	Best and Worst Performing Quarters (during the period shown above)
	Quarter/Year	Total Return
Best Quarter	2nd Quarter 2009	15.97%
Worst Quarter	4th Quarter 2008	-19.35%

Average Annual Total Returns
(for periods ended December 31, 2015)

	1 Year	5 Year	10 Year
Return Before Taxes	-9.61%	8.26%	7.00%
Return After Taxes on
Distributions	-12.49%	5.84%	N/A
Return After Taxes on
Distributions and Sale of
Fund Shares	-3.08%	6.38%	N/A
Comparative Indexes (reflects no deduction for fees, expenses or taxes):
Standard & Poor’s
500 Index	1.38%	12.57%	7.31%
Russell 3000 Index	0.48%	12.18%	7.35%

Weitz Funds - Research Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA). After-tax returns for the 10-year period are not provided because the Research Partnership’s tax treatment was different than that of a registered investment company.
Fund Management
Investment Adviser
Weitz Investment Management, Inc. (“Weitz Inc.”) is the investment adviser for the Fund.
Portfolio Management
The Fund is managed jointly and primarily by the following team of Weitz Inc. research analysts:
• Jonathan Baker, CFA, has served as a Research Analyst for Weitz Inc. since 1997 and has been a Co-Manager of the Fund since inception (and a Co-Manager of the predecessor Research Partnership since April 2005).
• Barton Hooper, CFA, has served as a Research Analyst for Weitz Inc. since 2007 and has been a Co-Manager of the Fund since inception (and a Co-Manager of the predecessor Research Partnership since January 2008).
• David Perkins, CFA, has served as a Research Analyst for Weitz Inc. since 2004 and has been a Co-Manager of the Fund since inception (and a Co-Manager of the predecessor Research Partnership since April 2005).
• Andrew Weitz has served as a Research Analyst for Weitz Inc. since 2008 and has been a Co-Manager of the Fund since inception (and a Co-Manager of the predecessor Research Partnership since January 2010).
Purchase and Sale of Fund Shares
The minimum investment required to open an account in the Fund is $2,500. The subsequent minimum investment requirement is $25.
Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business. You may conduct transactions by mail (Weitz Funds, c/o BFDS, 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzinvestments.com. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.
Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/ or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WRESX Sum Pro
Weitz Funds - Research Fund	3092016